SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 15, 2017, by and among Tauriga Sciences, Inc., a Florida corporation (the “Company”), and the Subscriber identified on the signature pages hereto (the “Subscriber”).

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase ___76,000,000_ shares (the “Purchased Shares”) of the Company’s common stock, $.00001 par value (the “Common Stock”) at a per shares price of $0.00125 (1/8 of 1 Penny) for an aggregate purchase price of $__95,000 USD___ (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1. Closing. On the Closing Date (as defined below), the Subscriber shall purchase and the Company shall sell to the Subscriber the Purchased Shares. The Closing Date shall be the date the Subscriber funds the Purchase Price by wire transfer to the benefit of the Company pursuant to the instructions set forth on Exhibit A hereto (the “Closing Date”).

2. Subscriber’s Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company as to such Subscriber that:

(a) Information on Company. The Subscriber has received in writing from the Company such public information concerning its operations, financial condition and other matters as the Subscriber has requested in writing, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(b) Information on Subscriber. The Subscriber is as of the date hereof an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase. The Subscriber acknowledges that an investment in the Securities represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss of the investment. The information set forth on the signature page hereto regarding the Subscriber is true and correct.

(c) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, and are being issued in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless the Securities are subsequently registered for resale under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(d) Shares Legend. Upon issuance, the Purchased Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE OR LOCAL SECURITIES LAW (INCLUDING WITHOUT LIMITATION THE DELIVERY OF A LEGAL OPINION FROM COUNSEL TO THE TRANSFEROR, REASONABLY SATISFACTORY, IF REQUESTED BY THE COMPANY).”

(e) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(f) Authority; Enforceability. This Agreement and the other agreements delivered in connection with this Agreement have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity, Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(g) Correctness of Representations. The Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

(h) Survival. The foregoing representations and warranties of the Subscriber shall survive the Closing Date for a period of two years.

3. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that, except as set forth in the Reports:

(a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Agreement and any other agreements delivered in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws; and

(ii) have been, or will be, duly and validly authorized and as of the Closing Date, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and if resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the prospectus delivery requirements of the 1933 Act);

(e) Reporting Company. The Company is a Current on all of its periodic SEC Filings. Investors recognizes and accepts that 76,000,000 shares will only be issued contingent upon the successful amendment of the Company’s authorized share limit from 2,500,000,000 to 7,500,000,000.

(f) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(g) Stop Transfer. The Securities, when issued, will be “restricted” securities, as that term is defined under Rule 144 of the 1933 Act. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(h) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. The Company or any of its affiliates or subsidiaries will not take any action or steps that would cause the offer of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

(i) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(j) Dilution. The Company’s executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.

(k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(l) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of six months.

4. Regulation D Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. .

5. Covenants of the Company and Subscriber Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscriber, the Subscriber’ officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b) The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

(c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of Registrable Securities (as defined herein) giving rise to such indemnification obligation.

6. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Tauriga Sciences, Inc., 39 Old Ridgebury Road, Danbury Connecticut 06180, and (ii) if to the Subscriber, to the address and telecopier number indicated on the signature page hereto.

(b) Closing. The consummation of the transactions contemplated herein (“Closing”) shall take place at the offices of the Company or via email upon the satisfaction of all conditions to Closing set forth in this Agreement.

(c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

TAURIGA SCIENCES, INC.
a Florida Corporation

By:	____SETH M. SHAW (With Independent Board Approval Pursuant to Board Meeting 06/14/2017)
Name:	Seth M. Shaw
Title:	CEO/Chairman

SUBSCRIBER

Name: ____Seth M. Shaw_____________________

Address:___XXXXXXXXXXXXXXXXXXXXX. __________________________________________________

If Subscriber is an entity:

   Form of Entity: ________Individual (Insider/Affiliate)______________________________________

(i.e., corporation, partnership, etc.)

   Laws under which Entity is formed: ______________________________

   Principal jurisdiction in which business is conducted: ________________

Social Security or

Tax Identification Number: __________N/A____________

_________SETH M. SHAW__________________________

Signature

(If signing as officer or partner, please give title)